UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 16, 2007
                                                          --------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     1-31565                 06-1377322
--------------------------------     -------------        ----------------------
(State or other jurisdiction of        Commission            (I.R.S. Employer
incorporation or organization)         File Number          Identification No.)



                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Item 8.01         Other Events
                  ------------

                  On April 16, 2007, New York Community Bancorp, Inc. (the "Company") issued a press release announcing that it had completed a private placement of $80.0 million of floating rate trust preferred securities. The annual interest rate will be a floating rate equal to the three-month London Interbank Offered Rate ("LIBOR") plus 1.65%.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

       (d) Attached as Exhibit 99.1 is the press release issued by the Company on April 16, 2007.

                                    SIGNATURE
                                    ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2007                         NEW YORK COMMUNITY BANCORP, INC.
      ----------------

                                             /s/ Ilene A. Angarola
                                             --------------------------------
                                             Ilene A. Angarola
                                             First Senior Vice President
                                             and Director, Investor Relations

                                  EXHIBIT INDEX
                                  -------------

Exhibit 99.1               Press release issued on April 16, 2007.